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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------
                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    --------


      Date of Report (Date of Earliest Event Reported): November 1, 2000

                          BLC FINANCIAL SERVICES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

      001-14065                                                      75-1430406
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(Commission File Number)                                 (I.R.S. Employer Identification No.)

         645 MADISON AVENUE, 19TH FLOOR                                    10022-1010
     ---------------------------------------                              --------------
               NEW YORK, NEW YORK
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     (Address of Principal Executive Offices)                               (Zip Code)


                                 (212) 751-5626
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              (Registrant's Telephone Number, Including Area Code)



                                  Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events.


               On October 31, 2000, BLC Financial Services, Inc. ("BLC"), Allied Capital Corporation ("Allied Capital") and Allied Capital B Sub Corporation, a wholly owned subsidiary of Allied Capital ("Merger Sub"), entered into an Agreement and Plan of Merger dated as of October 31, 2000 (the "Merger Agreement"). The Merger Agreement provides for the merger of Merger Sub with and into BLC.

               Immediately prior to the merger, a new class of common stock, Class B Common Stock, $.01 par value, of BLC (the "Class B Common Stock") will be authorized and the common stock, $.01 par value, of BLC (the "Common Stock" and together with the Class B Common Stock, the "BLC Stock") held by certain stockholders of BLC and Futuronics Corporation will be exchanged for an equal number of shares of the Class B Common Stock. In the merger, (a) each share of Common Stock outstanding at the effective time of the merger will be converted into 0.180 shares (the "Exchange Ratio") of common stock, $.0001 par value, of Allied Capital (the "Allied Capital Common Stock") and (b) each share of Class B Common Stock outstanding at the effective time of the merger will be converted into one share of Common Stock. The consummation of the merger is subject to certain customary conditions, including the approval of the U.S. Small Business Administration, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the approval of the holders of BLC Stock.

               Pursuant to a Voting and Support Agreement, dated as of October 31, 2000, among Allied Capital and certain stockholders of BLC, such stockholders have agreed to vote their shares of Common Stock in favor of the merger.

               The information set forth in the press release, the Merger Agreement, the Voting Agreement and attached hereto as exhibits is incorporated herein by reference in its entirety.

Item 7.  Financial Statements and Exhibits.

               (c)    Exhibits.

               99.1 Agreement and Plan of Merger dated as of October 31, 2000 by and among Allied Capital Corporation, Allied Capital B Sub Corporation and BLC Financial Services, Inc. (without schedules).

               99.2 Voting and Support Agreement dated October 31, 2000 by and among Allied Capital Corporation, Robert Tannenhauser, Carol Tannenhauser, David Tannenhauser, Emily Tannenhauser, Peter Blanck, Richard Blanck, Jennifer Goldstein, Diane


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                      Rosenfeld, R. Matthew McGee and Futuronics Corporation
                      (without schedules).

               99.3 Press Release dated November 1, 2000 issued by Allied Capital announcing the execution of the Merger Agreement.


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               SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BLC Financial Services, Inc.


                                            By:    /s/ Jennifer Goldstein
                                                   ----------------------
                                                   Jennifer Goldstein,
                                                   Chief Financial Officer
November 7, 2000


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EXHIBIT INDEX
Item No.

99.1 Agreement and Plan of Merger dated as of October 31, 2000 by and among Allied Capital Corporation, Allied Capital B Sub Corporation, and BLC Financial Services, Inc. (without schedules).

99.2 Voting and Support Agreement dated October 31, 2000 by and among Allied Capital Corporation, Robert Tannenhauser, Carol Tannenhauser, David Tannenhauser, Emily Tannenhauser, Peter Blanck, Richard Blanck, Jennifer Goldstein, Diane Rosenfeld, R. Matthew McGee and Futuronics Corporation.

99.3 Press Release dated November 1, 2000 issued by Allied Capital announcing the execution of the Merger Agreement.



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